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                                                                    Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 25, 2002, by and among BOSTON LIFE SCIENCES, INC., a Delaware corporation (the "Company"), and each of the purchasers set forth on the execution page hereof (individually, a "Purchaser" and collectively, the "Purchasers").

                                    WHEREAS:

     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, (i) convertible senior secured promissory notes of the Company in the aggregate principal amount of Four Million Dollars ($4,000,000), in the form attached hereto as Exhibit A (individually, a "Note" and collectively, the "Notes"), which principal amount shall be convertible into shares of common stock of the Company, par value $.01 per share (the "Equity Securities"), at an initial conversion price of $2.16 per share of Equity Securities (subject to adjustment as set forth in the Notes) and
(ii) Warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire 500,000 Equity Securities at an initial exercise price of $2.16 per share (subject to adjustment as set forth in the Warrants). (The securities issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Securities," and the securities, including Equity Securities, issuable upon conversion of or otherwise pursuant to the Notes shall be referred to collectively as "Conversion Securities"). The Notes, the Warrants, the Conversion Securities and the Warrant Securities are individually referred to herein as a "Security" and collectively referred to herein as the "Securities."

     C. All references herein to monetary denominations shall refer to lawful money of the United States of America.

     NOW, THEREFORE, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1.   PURCHASE AND SALE OF NOTES AND WARRANTS

     a. Purchase of Notes and Warrants. On the Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such Notes and Warrants for the purchase price as is set forth on such Purchaser's execution page hereof (the "Purchase Price"). Each Purchaser's obligation to purchase its Notes and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase its Notes and Warrants, and no Purchaser shall be required to purchase hereunder more than the number of

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its Notes and Warrants set forth on such Purchaser's execution page hereto notwithstanding any failure by any other Purchaser to purchase its Notes and Warrants hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

     b. Form of Payment. On the Closing Date, each Purchaser shall pay such Purchaser's Purchase Price for the Notes and Warrants being purchased by such Purchaser at the Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Notes and Warrants being purchased by such Purchaser, and the Company shall deliver such Notes and Warrants against delivery of such Purchase Price.

     c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the "Closing") shall be 9:30 A.M. Eastern Time on July 25, 2002, or such other time as may be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). Subject to Section 8(b) hereof, the Closing shall occur at the offices of Anderson Kill & Olick, P.C., 1251 Avenue of the Americas, New York, New York 10020.

2.   PURCHASERS' REPRESENTATIONS AND WARRANTIES

     Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

     a. Purchase for Own Account, Etc. Such Purchaser is acquiring the Notes in the ordinary course of its business for such Purchaser's own account and not with a present view toward the public sale or distribution thereof. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement (as defined in Section 4(l) hereof). Such Purchaser understands that: (a) the Notes and Warrants (i) may not be sold or transferred by the Purchaser without the prior written consent of the Company, except as permitted pursuant to Section 8(g), (ii) are "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act),
(iii) the Company has no present intention of registering the Notes and Warrants under the Securities Act and (iv) the Notes and Warrants may only be sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws; and (b) prior to the effective date of a registration statement filed by the Company, the Conversion Securities and the Warrant Securities and any other securities issuable upon conversion of the Conversion Securities and the Warrant Securities, when issued, shall be restricted securities and may only be sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

     b. Accredited Investor and Interested Stockholder Status. (i) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

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           (i)   Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Notes and the Conversion Securities pursuant to this Agreement.

           (ii) Such Purchaser has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

           (iii) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery by such Purchaser of this Agreement, or the consummation by such Purchaser of the transactions contemplated hereby, except for such filings as have been made prior to the Closing.

           (iv) Such Purchaser, if other than an individual (A) is duly organized or formed, validly existing under the laws of the jurisdiction of its organization or formation and (B) has all requisite power and authority to carry on its business as currently conducted. Such Purchaser, if an individual, has the capacity to enter into this Agreement and perform such person's obligations hereunder.

     c. Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

     d. Information. Such Purchaser has received or had access to copies of the Financial Statements (as defined below), as well as all other materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or which are publicly available in the Company's filings with the Securities and Exchange Commission (the "SEC"). Such Purchaser has been afforded the opportunity to ask questions of the Company and has received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's

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representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk.

     e. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f. Transfer or Resale. Such Purchaser understands that (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Securities to be sold or transferred may be sold or transferred under an exemption from such registration (including any sale or transfer to an affiliate of such Purchaser who is an Accredited Investor), or
(c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement (as defined in Section 7(g) hereof).

     g. Legends. Such Purchaser understands that the Notes and the Warrants, and until such time as the Conversion Securities and Warrant Securities have been registered under the Securities Act (including registration pursuant to Rule 415 thereunder) and such Conversion Securities have been sold pursuant to such registration or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Conversion Securities and Warrant Securities will bear a restrictive legend in substantially the following form:

        These Securities have been acquired for investment purposes only and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities laws. These Securities may not be sold or otherwise transferred or pledged, except pursuant to an effective registration statement under the Securities Act and such applicable state securities laws or if the proposed sale, transfer or pledge may be effected under an exemption from registration under the Securities Act and under an exemption from registration or qualification under applicable state securities laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act and such Security is sold pursuant to such registration, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
(c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. Such Purchaser agrees to sell all Securities pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act.

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     h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Notes and the Warrants or
(iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

     The Company represents and warrants to each Purchaser as follows:

     a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

     b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes and the Warrants, to issue and sell the Notes and the Warrants in accordance with the terms hereof, and to issue Conversion Securities and Warrant Securities, upon conversion of the Notes and the Warrants, respectively, in accordance with the respective terms thereof; (ii) the execution, delivery and performance of this Agreement, the Notes and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, and the issuance and reservation for issuance of the Conversion Securities and Warrant Securities), have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Notes and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     c. Stockholder Authorization. Neither the execution, delivery or performance by the Company of its obligations under this Agreement, the Notes or the Warrants nor the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Notes or the Warrants and the issuance and reservation for

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issuance of the Conversion Securities or Warrant Securities) require any consent or authorization of the Company's stockholders.

     d. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of Conversion Securities and Warrant Securities to be reserved for issuance upon conversion of the Notes and the Warrants is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. The issuance of Notes and Warrants hereunder and the issuance of the Conversion Securities and the Warrant Securities will not trigger any preemptive rights or any other similar rights of the stockholders of the Company, except for any such rights as disclosed on Schedule 3(d) and which shall have been waived prior to the Closing Date. Except for the Securities, or as otherwise disclosed in
Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act. There are no securities or instruments of the Company containing antidilution or similar provisions that, absent any adjustment of the Conversion Price of the Notes (as "Conversion Price" is defined in the Notes) or adjustment of the exercise of price of the Warrants, will or may be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Notes or the Warrants. To the extent required by the applicable rules and regulations of the SEC, the Company has filed with the SEC true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof and By-laws as in effect on the date hereof and all instruments and agreements governing securities of the Company or instruments convertible into or exercisable or exchangeable for capital stock of the Company.

     e. Issuance of Conversion Securities. Conversion Securities (and any other securities issuable upon conversion, exercise or exchange thereof), upon conversion of the Notes in accordance with the terms thereof (and any other securities issuable upon conversion, exercise or exchange thereof), and Warrant Securities (and any other securities issuable upon conversion, exercise or exchange thereof) upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company (other than any such rights which shall have been waived prior to the Closing).

     f. No Conflicts. The execution, delivery and performance of this Agreement, the Notes and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Notes, the Warrants, the Conversion Securities and

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the Warrant Securities) will not (i) result in a violation of the Certificate of
Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party. The respective businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance, regulation, rule, decision or order of any governmental agency or body or any court, domestic or foreign, except for possible violations the sanctions for which, either singly or in the aggregate, would not have a Material Adverse Effect. Except as disclosed on Schedule 3(f) or as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any governmental agency or body, court, any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Notes, the Warrants, the Conversion Securities, or the Warrant Securities in each case in accordance with the terms hereof or thereof.

     g. Financial Statements. The Company has filed with the SEC true and correct copies of (i) the audited consolidated balance sheets of the Company and its audited consolidated subsidiaries as of December 31, 2001, and the related consolidated statements of operations, comprehensive loss and stockholders' equity and cash flows for the year then ended, including footnotes thereto, audited by PricewaterhouseCoopers LLP, independent public accountants and (ii) the unaudited consolidated balance sheets of the Company and its consolidated subsidiaries as of March 31, 2002, and the related consolidated statements of operations, comprehensive loss and stockholders' equity and cash flows for the three months then ended (collectively, the "Financial Statements"). As of their respective dates, the Financial Statements complied in all material respects with applicable accounting requirements. Such Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Subject to the next sentence of this Section 3(g), except as set forth in the Financial Statements or as set forth on Schedule 3(g), the Company has no liabilities, contingent or otherwise, other than (i) liabilities (other than liabilities for borrowed money) incurred in the ordinary course of business subsequent to the date of such Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally

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accepted accounting principles to be reflected in such Financial Statements.
Except as set forth on Schedule 3(g), as of the Closing Date, the Company will have no outstanding indebtedness (whether by way of direct or indirect obligations, guaranties, contingencies or otherwise) for borrowed money other than the Notes. The indebtedness evidenced by the Notes will be senior in right of payment to all existing indebtedness of the Company, and the Liens (as defined below) that secure the Notes will be senior in right of priority to all other Liens that secure any other existing indebtedness of the Company.

     h. Absence of Certain Changes. Except as set forth on Schedule 3(h) and as contemplated herein, since March 31, 2002, neither the Company nor any of its subsidiaries has:

        (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

        (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except trade payables incurred in the ordinary course of business;

        (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices;

        (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

        (v) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any lien, charge or other encumbrance, except for Permitted Liens (as defined in Section 4(k));

        (vi) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices;

        (vii) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or Intangibles (as defined in Section 3(j)), including without limitation, any rights to use any Intangibles, under any licenses, or disclosed any proprietary confidential information to any persons except to potential customers, investors or corporate or academic partners or collaborators in the ordinary course of business consistent with past practices;

        (viii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business except as reflected in the Financial Statements;

        (ix) made any changes in employee compensation except in the ordinary course of business and consistent with past practices and not in excess of $10,000;

        (x)    adopted any employee benefits;

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        (xi)   made capital expenditures or commitments therefor that aggregate in excess of $25,000 for the Company and its subsidiaries;

        (xii) entered into any other material transaction other than in the ordinary course of business;

        (xiii) made charitable contributions or pledges in excess of $5,000 in the aggregate;

        (xiv) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

        (xv) experienced any union organizing effort, strike problems with labor or management in connection with the terms and conditions of their employment; or

        (xvi)  effected or agreed to do any of the foregoing.

     i. Absence of Litigation. Except as disclosed on Schedule 3(i), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which would be reasonably likely to have a Material Adverse Effect.

     j. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles, except for any such infringement or conflict that would not, either singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries. Except as disclosed on Schedule 3(j), neither the Company nor any of its subsidiaries has

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sublicensed any licenses or rights thereunder in whole or in part held by the
Company or any of its subsidiaries in any Intangibles.

     k. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company or any of its subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     l. Disclosure. Neither this Agreement nor the Financial Statements nor any other agreement, document, certificate or statement, whether oral or written, furnished to any Purchaser or its counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

     m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     n. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities.

     p. No Brokers. The Company has taken no action, that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     q. Acknowledgment Regarding Securities. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The number and type of Conversion Securities issuable upon conversion of the Notes and/or Warrant Securities issuable upon exercise of the Warrants may increase substantially in certain circumstances. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The Company acknowledges that its obligation to issue Conversion Securities upon conversion of the Notes in accordance with the terms of the Notes and to issue Warrant Securities upon the exercise of the Warrants in accordance with the terms of the Warrants is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Notes and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

     r. Tax Status. The Company and each of its subsidiaries has made or filed all U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns is being audited by any taxing authority.

     s. Title. Each of the Company and its subsidiaries has good and marketable title in fee to such of its fixed assets that is real property, and good and merchantable title to all of its other assets, now carried on its books, which assets consist of those reflected in the most recent balance sheets of the Company and its consolidated subsidiaries which are included in the Financial Statements or acquired since the date of the balance sheets included in such Financial Statements (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances except as set forth on Schedule 3(s). Each of the Company and its subsidiaries enjoy peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and existing and in full force and effect and no default or event of default exists thereunder.

     t. Insurance. The Company has in force fire, casualty, directors' and officers' liability, errors and omissions, professional liability, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its presently existing material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties as presently existing on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. To the best knowledge of the Company, no default or event has occurred that could give rise to a default under any such policy.

     u. Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the Company's knowledge, threatened by any governmental or regulatory agency or others with respect to the current or any former business of the Company or of any partnership or joint venture currently or at any time affiliated with the Company. To the Company's knowledge, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that would otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited by the Company or, to the Company's knowledge, any other person, in or on the properties leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all material respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

     v. Solvency. Immediately before and after giving effect to the transactions contemplated by this Agreement, the Company (i) has not incurred and does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, (ii) owns and will have assets, the fair saleable value of which is (a) greater than the total amount of its liabilities (including contingent liabilities) and (b) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (iii) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

     w. Certain Agreements of Officers and Employees. To the Company's knowledge, no officer, employee or consultant of the Company or any of its subsidiaries is in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant relating to the right of any such officer, employee, or consultant to be employed or engaged by the Company or any of its subsidiaries because of the nature of the business conducted or to be conducted by the Company or any of its subsidiaries or relating to the use of trade secrets or proprietary information of others, and to the Company's knowledge the continued employment or engagement of the Company's and its subsidiaries' officers, employees or consultants shall not subject the Company, or any of its subsidiaries or any Purchaser to any material liability with respect to any of the foregoing matters.

         No officer, consultant or key employee of the Company or any of its subsidiaries whose termination, either individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, has been terminated since December 31, 2001, and to the knowledge of the Company, no such officer, consultant or key employee has given notice to the Company or any of its subsidiaries that he or she has any present intention of terminating, his or her employment or engagement with the Company or any of its subsidiaries, except as set forth on Schedule 3(v).

     x. ERISA. Neither the Company nor any of its subsidiaries makes any contributions to any employee pension benefit plan for its employees which plan is subject to the Employee Retirement Income Security Act of 1974, as amended.

     y. Transactions with Affiliates. Except as set forth in Schedule 3(y), there are no loans, leases, royalty agreements or other transactions between (a) the Company or any of its subsidiaries or any of their respective customers or suppliers, and (b) any officer, employee, consultant or director of the Company or any person owning five percent (5%) or more of the capital stock of the Company or five percent (5%) or more of the ownership interests of the Company or any of its subsidiaries or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

     z. Assumptions or Guaranties of Indebtedness of Other Persons. Neither the Company nor any of its subsidiaries has assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on, any Indebtedness or any other agreement of any other person except as set forth in Schedule 3(z).

     aa. Investments in Other Persons. Except as set forth in Schedule 3(aa), neither the Company nor any of its subsidiaries has made any loan or advance to any person which is outstanding, nor is it committed or obligated to make any such loan or advance, nor does the Company or any of its subsidiaries own any capital stock, assets compromising the business of, obligations of, or any equity, ownership or other interest in, any person. The Company's subsidiaries are identified on Schedule 3(aa); except as disclosed on Schedule 3(aa), the Company owns, directly or indirectly 100% of the outstanding equity interests in the subsidiaries listed on Schedule 3(aa).

     bb. Books and Records. The books of account, ledgers, order books, records and documents of the Company and its subsidiaries accurately and completely reflect all material information relating to the business of the Company and its subsidiaries, the location and collection of their respective assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any of its subsidiaries.

     cc. U.S. Real Property Holding Corporation. Neither the Company nor any of its subsidiaries is now or has ever been a "United States Real Property Holding Corporation" as defined in section 897(c)(2) of the Code and section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

     dd. Permits. The Company and each of its subsidiaries have all licenses, permits, exemptions, consents, waivers, authorizations, rights, certificates of occupancy, franchises, orders or approvals of, and have made all required registrations with any governmental body or agency, domestic or foreign, that are material to the conduct of the business of or the intended use of any properties of the Company and such subsidiaries ("Permits"), except where the failure to have any such Permit, either singly or in the aggregate, would not have a Material Adverse Effect, and no material violations are or have been recorded in respect of any Permit; and no proceeding is pending or, to the knowledge of the Company or any of its subsidiaries, threatened to revoke or limit any Permit, except for such violations or proceedings that would not, either singly or in the aggregate, have a Material Adverse Effect.

4.       COVENANTS.

     a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

     b. Form D; Blue Sky Laws; Current Report. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall take such action at its own cost and expense, as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser.

     c. Use of Proceeds. The Company shall use the proceeds from the sale of the Notes and the Warrants for working capital and general corporate purposes. No portion of the proceeds shall be used to reduce the Company's indebtedness referred to in Section 3(g) hereof.

     d. Expenses. The Company shall pay to Ingalls & Snyder Value Partners, L.P. ("I&S"), or its designee, up to $20,000 as reimbursement for the actual expenses incurred by I&S and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, I&S's attorney's fees and expenses (the "Expenses"). Such amount shall be paid at the Closing.

     e. Certain Reports and Other Information. Concurrently with the distribution to holders of the Company's common stock, par value $.01 per share (or holders of other Equity Securities of the Company) so long as any Notes or Warrants remain outstanding, the Company will provide to each Purchaser copies of all reports, notices, and other information as the Company shall make available generally to the holders of its Equity Securities.

     f. Loans to Certain Persons. Until the earlier to occur of (i) the first date on which the aggregate principal amount of all of the Notes then outstanding is less than $500,000 (the "Expiration Date") and (ii) an Alternative Collateralization (as defined in Section 5(c)), without the prior written approval of the holders of a majority-in-interest of the then outstanding Notes (the "Majority Note Holders"), the Company will not lend, and will cause its subsidiaries not to lend, money to any director, officer, employee of or consultant to the Company or of any of its subsidiaries or to any person who is an affiliate (as that term is defined for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of the Company or any subsidiary except for travel advances in the ordinary course of business.

     g. Limitation on Repurchases. Until the earlier to occur of (i) the Expiration Date and (ii) an Alternative Collateralization, without the prior written approval of the then Majority

Note Holders, but subject to the Company's obligation to repay the Notes in accordance with their terms, neither the Company nor any subsidiary shall purchase, redeem or otherwise retire or cancel for value any outstanding shares of the capital stock of the Company or any subsidiary (other than repurchases or redemptions of any capital stock held by any employee or consultant employed or engaged by the Company on the date hereof and disclosed on Schedule 4(g) hereof, upon the termination of such employee's or consultant's employment or engagement, respectively).

     h. Corporate Existence. Until the earlier to occur of (i) the Expiration Date and (ii) an Alternative Collateralization, the Company shall maintain its corporate existence and will not, without the prior written approval of the then Majority Note Holders, merge, consolidate or sell all or substantially all of its assets.

     i. Redemptions and Dividends. Until the earlier to occur of (i) the Expiration Date and (ii) an Alternative Collateralization, without the prior written approval of the then Majority Note Holders, the Company shall not repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

     j. Indebtedness. Until the earlier to occur of (i) the Expiration Date and
(ii) an Alternative Collateralization, without the prior written approval of the then Majority Note Holders, the Company and each of its subsidiaries will not incur any indebtedness for borrowed money other than purchase money indebtedness and capitalized leases incurred in the ordinary course of business not to exceed $500,000 in the aggregate at any one time outstanding. In addition, until the earlier to occur of (i) the Expiration Date and (ii) an Alternative Collateralization, without the prior written approval of the then Majority Note Holders, the Company and each of its subsidiaries will not: (i) prepay any indebtedness, or (ii) enter into or modify any agreement as a result of which the terms of payment of any indebtedness are amended or modified in a manner which would accelerate its payment.

     k. Liens. Until the earlier to occur of (i) the Expiration Date and (ii) an Alternative Collateralization, without the prior written approval of the Majority Note Holders, the Company shall not create or suffer to exist any Lien upon any of its property now owned or hereafter acquired, other than Permitted Liens and other than the Liens granted to the Purchasers in Article 5 hereof. As used in this Agreement: (a) "Lien" means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind; and (b) "Permitted Liens" means (i) Liens to secure taxes, assessments and other governmental charges to the extent (a) such tax assessment or charge is not then due or (b) the validity or amount of such tax, assessment or charge is contested in good faith by the Company or any of its subsidiaries, and (c) the Company or its subsidiaries shall have set aside on its books adequate reserves with respect to such tax, assessment or charge; (ii) Liens incurred or deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security,
(b) in connection with casualty insurance maintained by the Company or its subsidiaries, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to indebtedness for borrowed money) or leases, (d) to secure statutory obligations or surety, appeal or similar bonds, or (e) to secure indemnity, performance or other similar bonds in the ordinary course of business; (iii) Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 180 days from the creation thereof, (b) being contested in good faith by the Company or any of its subsidiaries, or (c) that would not materially detract from the value of the property or assets, or the operations, of, the Company and its subsidiaries, taken as a whole; (iv) encumbrances in the nature of (a) zoning restrictions, (b) easements, (c) restrictions of record on the use of real property, (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignment of leases; (v) Liens constituting (a) purchase money security interests to the extent permitted by Section 4(j) hereof, (including mortgages, conditional sales, capitalized leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired or within 90 days thereafter; (vi) restrictions under federal and state securities laws on the transfer of securities; (vii) the sale of doubtful accounts receivable for collection in the ordinary course of business; (viii) Liens as in effect on the date hereof and disclosed on Schedule 4(k) hereof and Liens securing future indebtedness permitted hereunder; (ix) licenses and sublicenses to other persons or entities; (x) setoff rights of depositary banks;
(xi) Liens on insurance policies and insurance proceeds securing the financing of insurance premiums; and (xii) Liens in respect of judgments or awards; provided that any such Lien shall automatically cease being a Permitted Lien upon the occurrence of an Event of Default in the case of a specified judgment or award pursuant to the provisions of Section 8(g) of the Notes.

5.   SECURITY

     a. Grant of Security Interest. To secure the payment and performance of the Company's obligations hereunder and under the Notes, (including all renewals, extensions, restructurings and refinancings of any or all of the Company's obligations under the Notes), including the re-payment of principal of and the payment of interest on such Notes and all costs and expenses accrued or incurred in connection therewith ("Obligations"), subject to the last sentence of this
Section 5(a) the Company hereby grants to the Purchasers for their pro rata benefit, a first priority perfected security interest and continuing Lien in and to all right, title and interest of the Company in the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"): (A) accounts (as defined in the Uniform Commercial Code in effect on the date hereof in the State of New York (the "UCC"), and all guaranties and security therefor, and all goods and rights represented thereby or arising therefrom including the rights of stoppage in transit, replevin and reclamation;
(B) inventory (as defined in the UCC); (C) general intangibles (as defined in the UCC); (D) documents (as defined in the UCC) or other receipts covering, evidencing or representing goods; (E) instruments (as defined in the UCC); (F) chattel paper (as defined in the UCC); (G) equipment (as defined in the UCC), other than leased equipment; (H) Intangibles, consisting of the rights of the Company or its subsidiaries as licensees to use Intangibles; (I) all sublicenses of any licenses to use Intangibles; (J) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to Collateral or are otherwise necessary or helpful in the collection thereof or realization thereon; and (K) proceeds, cash and non-cash, of all or any of the Collateral, including, without limitation, the proceeds of any insurance policies covering any of the Collateral. Notwithstanding the foregoing provisions of this Section 5(a), (i) the Collateral shall not include any property with respect to which the Company is prohibited by law from granting a security interest in such property for as long as the Company is so prohibited by law (the "Prohibited Collateral") and (ii) the Company and its subsidiaries may grant licenses or sublicenses of the Intangibles to third parties or to one another in the ordinary course of the Company's or such subsidiaries' business, and each of the Purchasers hereby agrees that the rights of any licensee or sublicensee in any such Intangibles so licensed or sublicensed shall be free of the security interest created under this Agreement, except that the Purchasers shall be granted a first priority perfected security interest and continuing Lien in and to all amounts which may become due and owing to the Company under each of such licenses or sublicenses, which amounts shall be deemed Collateral hereunder. The Company represents and warrants to each Purchaser that it does not presently have any Prohibited Collateral. The Company shall immediately notify the Purchasers when any Collateral becomes Prohibited Collateral. The Company will not grant any security interest or Lien to any other person in Prohibited Collateral.

     b. Preservation of Collateral and Perfection of Security Interests Therein. The Company shall, at any Purchaser's reasonable request, at any time and from time to time, execute and deliver to the Purchasers such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed reasonably necessary or desirable by the Purchasers) and do such other acts and things as any Purchaser may deem necessary or desirable in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Purchasers (free and clear of all other liens, claims and rights of third parties whatsoever other than Permitted Liens), whether voluntarily or involuntarily created), to secure payment of the Obligations, and in order to facilitate the collection of the Collateral. The Company agrees that it execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be reasonably necessary to preserve and perfect the Purchasers' security interest in the Collateral. The Company further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     c. Release of Security Interests. All liens and security interests created in the Collateral by this Agreement shall be released upon the earliest to occur of (i) payment of the Obligations, (ii) conversion of all outstanding Notes,
(iii) delivery to I&S, as agent for the ratable benefit of all of the Purchasers, of immediately available funds in an amount equal to the sum (such sum, the "Remaining Obligation") of (a) the aggregate unpaid principal amount of the Notes then outstanding plus (b) the aggregate amount of interest that would be payable in respect of such unpaid principal amount as of the Maturity Date (as defined in the Notes) calculated assuming the Company did not make any interest payments under the Notes during the period beginning on the date on which such funds are delivered to I&S and ending on the Maturity Date, which funds shall be held by I&S in an interest-bearing account as collateral security for the Obligations pursuant to an agreement satisfactory to the Company and I&S) (which agreement shall provide that the amount of funds held in such account shall be reduced from time to time to reflect any payment of principal and interest on, or conversion of, the Notes), or (iv) the issuance for the benefit of I&S, as agent for the ratable benefit of all of the Purchasers, of an irrevocable standby letter of credit to cover the Remaining Obligations on terms and conditions satisfactory to the Company and I&S (which terms and conditions shall provide that the principal amount of such letter of credit shall be reduced from time to time to reflect payments of principal and interest on, or conversion of, the Notes). Each of the events described in clauses (iii) and (iv) of this Section 5(c) is referred to in this Agreement as an "Alternative Collateralization". The Purchasers agree that they will execute such UCC termination statements, documents and other agreements and instruments, and do such other acts and things, as may be reasonably requested by the Company in order to release all liens and security interests required to be released pursuant to clause (ii) of the last sentence of Section 5(a) and this Section 5(c). In addition, in connection with any transfer pursuant to
Section 8(g) below, such transferor shall release its security interest simultaneously with the effectiveness of the transfer in accordance with the provisions of Section 8(g), and the Notes so transferred shall be unsecured.

     d. Application of Proceeds. The Purchasers agree to act cooperatively in the event the Company defaults in the payment of its Obligations under the Notes. In furtherance of the foregoing, the Purchasers agree that actions to foreclosure on the Collateral may be taken by any Purchaser, as agent for all of the Purchasers (provided that the appointment of Purchaser as agent for all Purchasers shall have been approved by the then Majority Note Holders which approval shall not be unreasonably withheld) and the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash be applied as follows:

     First, to the payment of all reasonable costs and expenses incurred by the agent of the Purchasers in connection with such collection or sale, including but not limited to, all court costs, the repayment of all advances made by the agent on behalf of the Company and the reasonable fees and expenses of its agents and legal counsel and any other reasonable costs and expenses incurred in connection with the exercise of any rights or remedy hereunder.

     Second, to the payment in full of principal and interest in respect of any Notes outstanding pro rata as among the Purchasers and thereafter, to all other Obligations then outstanding.

     e. Exculpatory Provisions. No Purchaser acting as the agent of the other Purchasers as provided in this Article 5 shall be liable for any action lawfully taken or omitted to be taken by it in connection with this Agreement or the Notes except for such person's gross negligence or willful misconduct.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company hereunder to issue and sell the Notes and the Warrants to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a. Each Purchaser shall have executed such Purchaser's signature page to this Agreement and delivered the same to the Company.

     b. Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

     c. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

     d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.   CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     The obligation of each Purchaser hereunder to purchase such Purchaser's Notes and the Warrants hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a. The Company shall have executed the signature page to this Agreement and delivered the same to such Purchaser.

     b. The Company shall have delivered to such Purchaser duly executed Notes and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(a) above.

     c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Executive Vice President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser.

     d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     e. The Purchasers shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement, the Notes and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company.

     f. Each Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date in form and substance reasonably satisfactory to the Purchasers.

     g. Each Purchaser shall have received a copy of the registration rights agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement") duly executed by the Company.

8.   MISCELLANEOUS

     a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties hereto further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser or the Company to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed signature page shall not affect the validity or enforceability of this Agreement.

     c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any

Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement (the Company or the Majority Note Holders, as the case may be), and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and by the Majority Note Holders.

     f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally or by responsible overnight carrier or by confirmed telecopy, and shall be effective upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Boston Life Sciences, Inc.
                  20 Newbury Street
                  5/th/ Floor
                  Boston, Massachusetts 02116
                  Attention:
                  Telephone: (617) 425-0200
                  Telecopy:  (617) 425-0996

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts 02110-2624
                  Attention: Steven A. Wilcox, Esq.
                  Telephone: (617) 951-7319
                  Telecopy:  (617) 951-7050


     If to any Purchaser, to the address set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

     Each party shall provide notice to the other parties of any change in address.

     g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided below with respect to the right to assign rights to affiliates and to transferees and pledges of Securities, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder, except, upon the prior written consent of the other, which consent shall not be unreasonably withheld. No Purchaser shall assign, transfer, sell or otherwise dispose of this Agreement, the Notes or the Warrants or any rights or obligations hereunder or thereunder without the prior written consent of the Company, except that a Purchaser may assign some or all of its rights hereunder or thereunder (i) to an "affiliate" of such Purchaser (as such term is defined in the Exchange Act subject to such affiliate demonstrating to the reasonable satisfaction of the Company its satisfaction of the representations and warranties of the Purchaser set forth in

Section 2 hereof)) or (ii) to any other Purchaser, without the consent of the Company, provided that each permitted assignee agrees to be bound by and to comply with the provisions of this Agreement or (iii), upon ten (10) days prior written notice to the Company, to any other person, without the consent of the Company, provided that (A) such person demonstrates to the reasonable satisfaction of the Company its satisfaction of the representations and warranties of the Purchaser set forth in Section 2 hereof, (B) such person agrees to be bound by and to comply with the provisions of this Agreement and the Notes, and (C) such assigning Purchaser releases its security interest in the Collateral in the manner contemplated by Section 5(c) above.

     h. Trading Restrictions. Each Purchaser agrees that it shall not, directly or indirectly, through one or more intermediaries, engage in any short sales of the Company's Equity Securities, unless within seven (7) Trading Days after the initiation of such short sale the Purchaser shall have delivered to the Company a Notice of Conversion, in accordance with Section 7(b) of the Note, pursuant to which the Purchaser shall convert such principal amount of Notes held by such Purchaser into the number of shares of Equity Securities as shall be sufficient to cover, and shall use such shares to so cover in full, the shares required to be delivered by such Purchaser in satisfaction of and in connection with such short sale. The parties agree that the provisions of this Section 8(h) shall be specifically enforceable. For purposes of this Section 8(h), "Trading Day" shall mean a day on which the Nasdaq National Market (or in the event the Equity Securities are not traded on the Nasdaq National Market, such other securities market on which the Equity Securities are listed) is open for trading.

     i. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     j. Survival. The representations and warranties of the Purchasers set forth in Section 2, the representations and warranties of the Company set forth in
Section 3, and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing until the expiration of the applicable statute of limitations notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Purchaser of the Company herein shall act as a waiver of any rights or remedies the Company or any Purchaser, respectively, may have under applicable U.S. federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other permitted transferee of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to any cause of action, suit or claim brought or made by any person or entity (other than the Company or an affiliate of such Indemnitee) against such Indemnitee prior to one year from the Expiration Date and arising out of or resulting from (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Notes or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Notes or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, (c) the execution, delivery, performance or enforcement of this Agreement, the Notes or the Warrants or any other certificate, instrument or document contemplated hereby or thereby or (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. In no event shall the Company have any indemnification or contribution obligation with respect to any settlement entered into by any Indemnitee without the prior consent of the Company, which shall not be unreasonably withheld or delayed. Notwithstanding any of the foregoing, no Indemnitee shall be entitled to any indemnification or contribution to the extent such losses are found in a final judgment by a court of competent jurisdiction to have resulted primarily and directly from the gross negligence or willful misconduct of such Indemnitee.

     k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l. Termination. In the event that the Closing shall not have occurred on or before July 25, 2002, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

     m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Notes, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

     n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     o. Additional Acknowledgment. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the Notes and the Warrants, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

BOSTON LIFE SCIENCES, INC.

By:    /s/ S. David Hillson
    --------------------------
Name:  S. David Hillson
Title: Chief Executive Officer

PURCHASER:

INGALLS & SNYDER VALUE PARTNERS, L.P.


By:    /s/ Robert L. Gipson
    -----------------------
Name:  Robert L. Gipson
Title: General Partner

ADDRESS FOR NOTICES:

61 Broadway
New York, NY 10006
Attention: Thomas O. Boucher, Jr.
Telephone: (212) 269-7897
Telecopy: (212)


with copies of all notices to:

Anderson Kill & Olick, P.C.
1251 Avenue of the Americas 10020-1182
New York, NY  10020-1182
Attention: Martin R. Bring, Esq.
Telephone: (212) 278-1736
Telecopy: (212) 278-1733



Original Principal Amount of Notes:

$4,000,000.00